[Logo] M F S (R)
INVESTMENT MANAGEMENT                                              ANNUAL REPORT
75 YEARS                                                           JULY 31, 1999
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) EMERGING
                    MARKETS DEBT FUND
                    MFS(R) SMALL CAP VALUE FUND
                    MFS(R) STRATEGIC VALUE FUND

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) SMALL CAP VALUE FUND
MFS(R) STRATEGIC VALUE FUND

TRUSTEES                                              SECRETARY
Richard B. Bailey* - Private Investor;                Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                          ASSISTANT SECRETARY
                                                      James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises                          CUSTODIAN
                                                      State Street Bank and Trust Company
Lawrence T. Perera - Partner, Hemenway & Barnes
(attorneys)                                           AUDITORS
                                                      Ernst & Young LLP
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business                INVESTOR INFORMATION
Administration                                        For MFS stock and bond market outlooks, call
                                                      toll free: 1-800-637-4458 anytime from a
Charles W.Schmidt - Private Investor                  touch-tone telephone.

Arnold D. Scott* - Senior Executive Vice              For information on MFS mutual funds, call your
President, Director, and Secretary, MFS               financial consultant or, for an information
Investment Management                                 kit, call toll free: 1-800-637-2929 any
                                                      business day from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman, Chief Executive        (or leave a message anytime).
Officer, and Director, MFS Investment
Management                                            INVESTOR SERVICE
                                                      MFS Service Center, Inc.
Elaine R. Smith - Independent Consultant              P.O. Box 2281
                                                      Boston, MA 02107-9906
David B. Stone - Chairman and Director, North
American Management Corp. (investment advisers)       For general information, call toll free:
                                                      1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                    8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                   For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                 call toll free: 1-800-637-6576 any business day
                                                      from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                           this service, your phone must be equipped with
MFS Fund Distributors, Inc.                           a Telecommunications Device for the Deaf.) For
500 Boylston Street                                   share prices, account balances, and exchanges,
Boston, MA 02116-3741                                 call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                      anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                    WORLD WIDE WEB
                                                      www.mfs.com
ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

PORTFOLIO MANAGERS
Kenneth J. Enright*
Matthew W. Ryan*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past months than they had for the previous year or so. These companies appear to have benefited from signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 14, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS EMERGING MARKETS DEBT FUND

Dear Shareholders,
For the 12 months ended July 31, 1999, the Fund's Class A shares provided a total return of -4.06% and Class I shares returned -4.07%. These returns include the reinvestment of any distributions, but exclude the effects of any sales charges and compare to a -6.67% return for the J.P. Morgan Emerging Markets Bond Index Plus (the EMBI+), an unmanaged index comprised of Brady bonds (restructured bank loans) and other dollar-denominated bonds. The returns also compare to a -12.54% return for the average emerging market debt fund reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund seeks high current income and long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in fixed income securities of government, government-related, supranational and corporate issuers located or primarily conducting their business in emerging market countries.

Over the past 12 months, emerging markets have been characterized by crises and recovery. The emerging Asian economies were the first to experience financial instability, beginning in 1997 and carrying over to 1998. Russia's economic collapse in August 1998 marked the second and most virulent phase of emerging market crisis, triggering a generalized sell-off of the asset class. The resulting withdrawal of capital from emerging market economies exposed vulnerabilities in a number of countries, including Brazil, which was forced to devalue its currency in January 1999.

The Fund weathered the past year's turbulence better than most. We were adversely affected by exposure to Russian dollar debt during the second half of 1998, but overweight positions in more defensive credits, such as Mexico, Peru, Panama, and Morocco, helped performance. Our concern over Argentina's external financing needs and vulnerability to less liquid capital markets proved well founded but premature; this hurt performance last year, but benefited the Fund in the first half of 1999.

Emerging debt returns have improved significantly in 1999. The Fund generally has been successful in taking advantage of shifting opportunities around the world. We took profits on some of our Asian positions earlier this year. More recently, we have reduced our exposure to Latin America and reallocated funds to Eastern Europe and North Africa. The more recent portfolio shifts were driven by the deterioration in credit fundamentals in various Latin countries (e.g., Ecuador, Colombia), the greater sensitivity of Latin economies to tighter U.S. monetary conditions, and the emergence of more compelling valuations and credit stories outside the region. The Fund had benefited from an increased allocation to Brazil, Venezuela, and other Latin credit issues in the first quarter of 1999 as Brazil's post-devaluation adjustment efforts gained credibility and as higher oil prices improved prospects for regional oil exporters. However, political support for economic reform in Brazil appears to have waned, and negative political and economic developments have overshadowed improved oil export revenues in Venezuela, Ecuador, and Colombia. Elsewhere in the region, we continue to be positive about Mexico as well as Peru.

We believe current oil price levels to be sustainable. In our view, the strength in petroleum prices will continue to be best captured by the Fund's holdings of Algerian government debt -- a position we began accumulating when the country's political situation improved and oil and gas markets started their appreciation. This relatively undiscovered credit has been among the Fund's most profitable investments.

In Eastern Europe, we re-established an overweighted position in Bulgaria after concluding that Kosovo-related events were fully reflected in asset prices and judging that the government's reinvigorated commitment to privatization and other reforms had not been fully appreciated by the market. The Fund has benefited from a cautiously rebuilt position in Russia, where bond valuations had plunged to default levels and fears of social and economic implosion have been belied by a nascent economic recovery and a semblance of political stability.

We continue to be encouraged by the improved creditworthiness of a number of countries in Asia. Risks remain, however, and the scarcity of compelling valuations has limited our exposure there.

In general, we remain constructive about emerging debt markets, but believe that continued emphasis on credit differentiation will be essential to realizing excess returns. Moreover, despite the substantial opportunities for spread tightening (and capital gains), we are quite certain that the road to stability and sustained growth will not be without potholes. Global capital markets will remain cautious going forward. The prospect of further discrete U.S. Federal Reserve Board rate hikes as well as Year 2000 technology concerns will continue to temper risk appetite. We believe current yields, however, are likely to remain at historically high levels until these concerns abate; at which time the scope for capital appreciation may improve. Against this backdrop we feel the asset class provides investors a reasonable risk-reward trade-off.

    Respectfully,

/s/ Matthew W. Ryan

    Matthew W. Ryan
    Portfolio Manager

MFS SMALL CAP VALUE FUND

Dear Shareholders,
For the 12 months ended July 31, 1999, Class A shares of the Fund provided a total return of 21.89% and Class I shares 21.79%, including the reinvestment of any distributions but excluding the effect of any sales charges. These returns compare to a 7.41% return over the same period for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The returns also compare to a 9.12% return for the average small-cap fund reported by Lipper Analytical Services, Inc.

The Fund focuses on finding the best ideas in stocks of companies in the small-capitalization arena. Because the Fund's objective emphasizes value, these stocks not only must have solid long-term growth prospects, but also must be available at attractive prices.

For the period, the portfolio's best companies clustered in the same sectors that led the Russell 2000. In the technology sector, for example, one of our strongest companies was Sawtek, a developer of electronic components for digital phones. Given the explosion in cellular phone use, this company provided exceptional value to the Fund. Gemstar International, among the top-10 holdings at the end of the 12 months, also made an excellent contribution to performance. The company dominates the market for interactive program guides, providing television viewers with what is essentially an electronic version of TV Guide. Another company from the technology sector that produced excellent performance was Verisign, a developer of software that allows Internet shoppers to sign digitally for their online purchases.

Looking ahead, we anticipate continued broadening of the market. This may benefit the Fund if small-cap stocks perform better than large-cap stocks.

    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

MFS STRATEGIC VALUE FUND

Dear Shareholders,
For the 12 months ended July 31, 1999, Class A shares of the Fund provided a total return of 40.45% and Class I shares returned 40.52%, including the reinvestment of any distributions but excluding the effect of any sales charges. These returns compare to a 14.99% return over the same period for the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index. The returns also compare to an 18.63% return for the average growth fund reported by Lipper Analytical Services, Inc.

The Fund invests in attractively valued stocks of companies that may be currently out of favor for a variety of reasons but that we believe represent strong franchises with the potential to return to favor over the long term. We look for fundamentally sound stocks that are experiencing transitory issues causing them to be neglected by the market. Companies can fall from favor for reasons such as geographical exposure, troubled economies (e.g., Latin America and Asia), regulatory changes, or unfavorable short-term business or economic cycles.

For the period, the Fund's large weightings in the utilities and communications and the energy industries each contributed to the positive performance. Holdings such as Mobil Corp. and Newfield Exploration, a major integrated oil producer and an independent gas producer, respectively, and BJ Services, which supports the petroleum business with services like pumping, all benefited from a sharp price rebound in both natural gas and oil prices.

Offsetting some of the positive performance were Pharmacia & Upjohn and American Home Products, two pharmaceutical companies that lost value during the period. We continue to believe that these stocks offer attractive values because their positive fundamentals remain intact.

Looking ahead, we will continue to use the MFS(R) Original Research(SM) process to identify strong company franchises, some currently out of favor, whose long-term prospects appear to be favorable.

    Respectfully,

/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. The managers' and director's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

These portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary for more information.)

MFS EMERGING MARKETS DEBT FUND(1)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from March 17, 1998, through July 31, 1999)

                        MFS Emerging Markets       J.P. Morgan Emerging
                           Debt Fund --                Markets Bond
                              Class A                   Index Plus
March 1998                    $10,000                     $10,000
July 1999                     $ 9,191                     $ 8,815


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JULY 31, 1999

CLASS A
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return                               - 4.06%           - 8.09%
--------------------------------------------------------------------------------
Average Annual Total Return                           - 4.06%           - 5.96%
--------------------------------------------------------------------------------

CLASS I
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return                               - 4.07%           - 8.10%
--------------------------------------------------------------------------------
Average Annual Total Return                           - 4.07%           - 5.97%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Average emerging market debt fund**                   -12.54%           -13.97%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus+         - 6.67%           - 9.03%
--------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1999. Index returns are from April 1, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

MFS SMALL CAP VALUE FUND(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from March 17, 1998, through July 31, 1999)

                        MFS Small Cap Value         Russell 2000 Total
                          Fund -- Class A              Return Index
March 1998                    $10,000                     $10,000
July 1999                     $12,201                     $ 9,411

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JULY 31, 1999

CLASS A
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return                               +21.89%           +22.01%
--------------------------------------------------------------------------------
Average Annual Total Return                           +21.89%           +15.60%
--------------------------------------------------------------------------------

CLASS I
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return                               +21.79%           +21.91%
--------------------------------------------------------------------------------
Average Annual Total Return                           +21.79%           +15.53%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Average small-cap fund**                              + 9.12%           - 2.62%
--------------------------------------------------------------------------------
Russell 2000 Total Return Index+                      + 7.41%           - 4.45%
--------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1999. Index results are from April 1, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

MFS STRATEGIC VALUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from March 17, 1998, through July 31, 1998)

                        MFS Strategic Value            Russell 1000
                          Fund -- Class A               Value Index
March 1998                    $10,000                     $10,000
July 1999                     $14,986                     $11,346

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JULY 31, 1999

CLASS A
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return                               +40.45%           +49.86%
--------------------------------------------------------------------------------
Average Annual Total Return                           +40.45%           +34.27%
--------------------------------------------------------------------------------

CLASS I
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return                               +40.52%           +49.65%
--------------------------------------------------------------------------------
Average Annual Total Return                           +40.52%           +34.14%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year             Life*
--------------------------------------------------------------------------------
Average growth fund**                                 +18.63%           +13.24%
--------------------------------------------------------------------------------
Russell 1000 Value Index+                             +14.99%           + 9.94%
--------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1999. Index results are from April 1, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

ALL RESULTS REPRESENT PAST PERFORMANCE AND ARE NOT NECESSARILY AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.
(2) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - July 31, 1999

MFS EMERGING MARKETS DEBT FUND

Bonds - 90.9%
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
  Algeria - 7.2%
    Algeria Chase Manhattan, 6s, 2006                      $  50      $   34,250
    Algeria Reprofiling LNS, 6.75s, 2000                      10           9,687
    Algeria Tranche, 6s, 2010+                                55          35,475
                                                                      ----------
                                                                      $   79,412
--------------------------------------------------------------------------------
  Argentina - 8.4%
    Republic of Argentina, 5.938s, 2005                    $  42      $   34,735
    Republic of Argentina, 11.75s, 2009                       20          17,800
    Republic of Argentina, 11.375s, 2017                      15          12,600
    Republic of Argentina, 6s, 2023                           25          16,470
    Republic of Argentina, 9.75s, 2027                        15          11,175
                                                                      ----------
                                                                      $   92,780
--------------------------------------------------------------------------------
  Brazil - 15.7%
    Banco Nacional De Desenvolvime, 13.64s, 2008
      (Banks and Credit Cos.)##                            $  50      $   41,625
    Federal Republic of Brazil, 11.625s, 2004                 15          13,632
    Federal Republic of Brazil, 5.938s, 2009                  20          13,526
    Federal Republic of Brazil, 5.938s, 2012                  55          32,450
    Federal Republic of Brazil, 5s, 2014                      54          32,881
    Federal Republic of Brazil, 5.875s, 2024                  35          21,087
    Federal Republic of Brazil, 10.125s, 2027                 25          17,845
                                                                      ----------
                                                                      $  173,046
--------------------------------------------------------------------------------
  Bulgaria - 6.8%
    National Republic of Bulgaria, 6.5s, 2011              $ 110      $   75,150
--------------------------------------------------------------------------------
  Colombia - 0.6%
    Republic of Colombia, 8.375s, 2027                     $  10      $    6,850
--------------------------------------------------------------------------------
  Indonesia - 3.4%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)                                  $  60      $   37,200
--------------------------------------------------------------------------------
  Mexico - 17.2%
    Alestra S.A. De RL De C.V., 12.625s, 2009 (Utilities -
      Telephone)##                                         $  40      $   37,300
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)##          55          48,400
    Satelites Mexicanos S.A. De C.V., 10.125s, 2004
      (Telecommunications)                                    35          27,913
    United Mexican States, 9.75s, 2005                        10           9,900
    United Mexican States, 10.375s, 2009                      45          45,112
    United Mexican States, 11.5s, 2026                        20          21,450
                                                                      ----------
                                                                      $  190,075
--------------------------------------------------------------------------------
  Morocco - 3.1%
    Kingdom of Morocco, 5.906s, 2009+                      $  42      $   34,579
--------------------------------------------------------------------------------
  Netherlands - 4.7%
    Netia Holdings B.V., 10.25s, 2007 (Special Products
      and Services)##                                      $  30      $   26,250
    PTC International Finance B.V., 0s to 2002, 10.75s,
      2007 (Telecommunications)##                             35          25,463
                                                                      ----------
                                                                      $   51,713
--------------------------------------------------------------------------------
  Panama - 2.8%
    Republic of Panama, 4.25s, 2014                        $  15      $   10,820
    Republic of Panama, 4s, 2016                              11           7,639
    Republic of Panama, 8.875s, 2027                          15          12,057
                                                                      ----------
                                                                      $   30,516
--------------------------------------------------------------------------------
  Peru - 4.4%
    Republic of Peru, 4.5s, 2017                           $  80      $   49,000
--------------------------------------------------------------------------------
  Philippines - 4.4%
    Republic of Philippines, 9.875s, 2019                  $  50      $   48,375
--------------------------------------------------------------------------------
  Russia - 8.4%
    Russian Federation, 11s, 2018                          $  45      $   22,275
    Russian Federation, 12.75s, 2028                          65          36,400
    Russia Principal Loans, 6.063s, 2020+ **                 300          33,750
                                                                      ----------
                                                                      $   92,425
--------------------------------------------------------------------------------
  Turkey - 1.8%
    Republic of Turkey, 12.375s, 2009                      $  20      $   20,200
--------------------------------------------------------------------------------
  Venezuela - 2.0%
    Republic of Venezuela, 9.25s, 2027                     $  35      $   22,183
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $993,958)                               $1,003,504
--------------------------------------------------------------------------------

Short-Term Obligations - 2.3%
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 8/02/99, at
      Amortized Cost                                       $  25      $   24,997
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,018,955)                       $1,028,501

Other Assets, Less Liabilities - 6.8%                                     75,569
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $1,104,070
--------------------------------------------------------------------------------
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 1999

MFS SMALL CAP VALUE FUND

Stocks - 88.7%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 85.1%
  Automotive - 1.0%
    Dura Automotive Systems, Inc.*                          219       $    6,461
    Tower Automotive, Inc.*                                 222            5,286
                                                                      ----------
                                                                      $   11,747
--------------------------------------------------------------------------------
  Banks and Credit Companies - 3.1%
    City National Corp.                                     300       $   10,275
    First Midwest Bancorp, Inc.                             239            9,769
    Provident Bankshares Corp.                              306            7,382
    St. Paul Bancorp, Inc.                                  359            8,706
                                                                      ----------
                                                                      $   36,132
--------------------------------------------------------------------------------
  Beverages - 0.8%
    Coca Cola Bottling Co.                                  151       $    8,862
--------------------------------------------------------------------------------
  Business Services - 3.4%
    Careerbuilder, Inc.*                                     50       $      472
    Complete Business Solutions, Inc.*                      353            6,707
    Diamond Technology Partners, Inc., "A"*                 387            9,675
    IMRglobal Corp.*                                        491            8,409
    Learning Tree International, Inc.*                      401            4,461
    Policy Management Systems Corp.*                        247            7,595
    Scient Corp.*                                            50            2,500
    Tanning Technology Corp.*                                25              450
                                                                      ----------
                                                                      $   40,269
--------------------------------------------------------------------------------
  Chemicals - 0.7%
    Cambrex Corp.                                           298       $    7,878
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Activision, Inc.*                                       940       $   12,864
--------------------------------------------------------------------------------
  Computer Software - Services - 2.4%
    Entrust Technologies, Inc.*                             400       $   12,000
    Informatica Corp.*                                       55            2,869
    TenFold Corp.*                                           50            1,387
    TIBCO Software, Inc.*                                    50            1,500
    Tier Technologies, Inc.*                              1,378           10,723
                                                                      ----------
                                                                      $   28,479
--------------------------------------------------------------------------------
  Computer Software - Systems - 6.3%
    Ariba, Inc.*                                             50       $    4,480
    Aspen Technology, Inc.*                                 327            3,761
    Digex, Inc.                                              25              558
    Etec Systems, Inc.*                                     100            3,887
    Gadzoox Networks, Inc.*                                  50            3,763
    Liberate Technologies*                                  325            6,216
    Marimba, Inc.*                                           55            1,440
    NetIQ Corp.                                              25              419
    Packeteer, Inc.*                                         25              738
    Rational Software Corp.*                                309           10,313
    Security Dynamics Technologies, Inc.*                   950           17,337
    Summit Design, Inc.*                                    897            2,130
    Synopsys, Inc.*                                         326           19,621
                                                                      ----------
                                                                      $   74,663
--------------------------------------------------------------------------------
  Conglomerates - 1.9%
    Eastern Enterprises Co.                                 291       $   11,331
    Valley Media, Inc.*                                     700           11,375
                                                                      ----------
                                                                      $   22,706
--------------------------------------------------------------------------------
  Consumer Goods and Services - 3.3%
    LoJack Corp.*                                         2,784       $   27,840
    Playtex Products, Inc.*                                 682           10,912
                                                                      ----------
                                                                      $   38,752
--------------------------------------------------------------------------------
  Containers - 2.7%
    Ivex Packaging Corp.*                                   882       $   16,042
    Smurfit-Stone Container Corp.*                          718           16,065
                                                                      ----------
                                                                      $   32,107
--------------------------------------------------------------------------------
  Electronics - 7.5%
    Flextronics International Ltd.*                         200       $    8,975
    GaSonics International Corp.*                           800           11,100
    GlobeSpan, Inc.*                                         50            2,537
    Lattice Semiconductor Corp.*                            201           11,532
    MKS Instruments, Inc.*                                  700           14,919
    Sawtek, Inc.*                                           230           14,720
    SIPEX Corp.*                                          1,501           24,673
                                                                      ----------
                                                                      $   88,456
--------------------------------------------------------------------------------
  Entertainment - 2.4%
    Gemstar International Group Ltd.*                       256       $   16,960
    Young Broadcasting, Inc., "A"*                          217           11,501
                                                                      ----------
                                                                      $   28,461
--------------------------------------------------------------------------------
  Financial Institutions - 7.6%
    Colonial BancGroup, Inc.                                800       $   11,250
    Federated Investors, Inc., "A"                          775           14,773
    Freedom Securities Corp.                                600            9,000
    Goldman Sachs Group, Inc.*                               50            3,216
    Imperial Bancorp*                                       351            6,428
    Keystone Financial, Inc.                                402           11,733
    Peoples Heritage Financial Group                        402            7,261
    U.S. Trust Corp.                                        126           11,340
    UMB Financial Corp.                                     157            6,908
    Webster Financial Corp.                                 299            7,886
                                                                      ----------
                                                                      $   89,795
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.9%
    Del Monte Foods Co.*                                    485       $    7,912
    Keebler Foods Co.*                                      484           14,157
    Suiza Foods Corp.*                                      388           12,125
                                                                      ----------
                                                                      $   34,194
--------------------------------------------------------------------------------
  Insurance - 3.1%
    Annuity & Life Re Holdings Ltd.                         126       $    3,024
    Financial Security Assurance Holdings Ltd.               97            5,099
    FPIC Insurance Group, Inc.*                             348           16,225
    Nationwide Financial Services, Inc., "A"                271           11,687
                                                                      ----------
                                                                      $   36,035
--------------------------------------------------------------------------------
  Internet - 1.7%
    Beyond.com Corp.*                                       400       $    9,450
    Chemdex Corp.*                                           25              750
    Hoover's, Inc.*                                          50              669
    Media Metrix, Inc.*                                      55            2,111
    Online Resources & Communications Corp.*                 50            1,038
    Phone.com, Inc.*                                         50            3,109
    Software.com, Inc.*                                      50            1,681
    Talk City, Inc.*                                         50              606
    Voyager.net, Inc.*                                       50              625
                                                                      ----------
                                                                      $   20,039
--------------------------------------------------------------------------------
  Machinery - 1.2%
    Federal Signal Corp.                                    193       $    4,138
    Watts Industries, Inc.                                  582           10,403
                                                                      ----------
                                                                      $   14,541
--------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    AmeriSource Health Corp., "A"*                          208       $    5,824
    King Pharmaceuticals, Inc.*                             255            6,917
    PSS World Medical, Inc.*                                999           10,302
                                                                      ----------
                                                                      $   23,043
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.3%
    Allscripts, Inc.*                                        25       $      400
    Concentra Managed Care, Inc.*                           878           13,938
    Cytyc Corp.*                                            795           19,577
    Mid Atlantic Medical Services, Inc.*                    998           10,105
    Province Healthcare Co.*                                534            9,011
    Renal Care Group, Inc.*                                 409            9,177
                                                                      ----------
                                                                      $   62,208
--------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Kaiser Aluminum Corp.*                                  734       $    6,468
    USEC, Inc.                                              473            5,706
                                                                      ----------
                                                                      $   12,174
--------------------------------------------------------------------------------
  Oil Services - 0.4%
    Global Industries, Inc.*                                451       $    4,961
--------------------------------------------------------------------------------
  Oils - 0.4%
    Newfield Exploration Co.*                               156       $    4,514
--------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Waste Industries, Inc.*                                 446       $    7,303
--------------------------------------------------------------------------------
  Printing and Publishing - 2.0%
    Meredith Corp.                                          291       $   10,458
    Scholastic Corp.*                                       300           13,387
                                                                      ----------
                                                                      $   23,845
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.9%
    Highwoods Properties, Inc.                              335       $    7,872
    Prentiss Properties Trust                               318            7,334
    Prime Group Realty Trust                                400            6,750
                                                                      ----------
                                                                      $   21,956
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.0%
    Extended Stay America, Inc.*                            968       $    9,862
    Papa John's International, Inc.*                         97            4,165
    Sonic Corp.*                                            291            9,348
                                                                      ----------
                                                                      $   23,375
--------------------------------------------------------------------------------
  Retail - 1.8%
    Drugstore.com, Inc.*                                     25       $    1,259
    The Great Atlantic & Pacific Tea Company, Inc.          300           10,369
    The Men's Wearhouse, Inc.*                              400            9,950
                                                                      ----------
                                                                      $   21,578
--------------------------------------------------------------------------------
  Special Products and Services - 6.0%
    Backweb Technologies Ltd.*                               50       $    1,284
    MCN Energy Group, Inc.                                  378            8,056
    Newport News Shipbuilding, Inc.                         550           17,703
    Rayovac Corp.*                                          439            8,945
    SPS Technologies, Inc.*                                 311           12,732
    SPX Corp.*                                               83            7,055
    Verisign, Inc.*                                         194           14,380
                                                                      ----------
                                                                      $   70,155
--------------------------------------------------------------------------------
  Stores - 3.9%
    BJ's Wholesale Club, Inc.*                              700       $   21,438
    CompUSA, Inc.*                                          319            2,014
    CSK Auto Corp.*                                         569           14,438
    Micro Warehouse, Inc.*                                  521            7,359
                                                                      ----------
                                                                      $   45,249
--------------------------------------------------------------------------------
  Telecommunications - 3.2%
    Global TeleSystems Group, Inc.*                         292       $    9,307
    Insight Communications, Inc.*                           100            2,988
    Net2Phone, Inc.*                                         25              684
    Pinnacle Holdings, Inc.*                                200            4,938
    TCA Cable TV, Inc.                                      163            9,556
    Winstar Communications, Inc.*                           200           10,500
                                                                      ----------
                                                                      $   37,973
--------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    MidAmerican Energy Holdings Co.*                        518       $   18,130
--------------------------------------------------------------------------------
Total U.S. Stocks                                                     $1,002,444
--------------------------------------------------------------------------------
  Foreign Stocks - 3.6%
    Bermuda - 1.0%
      Mutual Risk Management Ltd. (Insurance)               331       $    9,868
      Stirling Cooke Brown Holdings Ltd. (Insurance)        466            2,272
                                                                      ----------
                                                                      $   12,140
--------------------------------------------------------------------------------
  Germany - 0.4%
    Porsche AG (Automotive)                                   2       $    5,038
--------------------------------------------------------------------------------
  Greece - 0.6%
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                 291       $    6,511
--------------------------------------------------------------------------------
  Ireland - 0.4%
    Anglo Irish Bank PLC (Banks and Credit Cos.)*         2,025       $    5,151
--------------------------------------------------------------------------------
  Netherlands - 0.3%
    Fugro N.V. (Engineering)*                               112       $    3,211
--------------------------------------------------------------------------------
  Singapore - 0.3%
    Asia Pulp & Paper Co. Ltd., ADR (Consumer Goods and
      Services)*                                            439       $    3,348
--------------------------------------------------------------------------------
  Sweden - 0.4%
    Celsius AB (Aerospace)                                  402       $    5,046
--------------------------------------------------------------------------------
  Switzerland - 0.2%
    Barry Callebaut AG (Food and Beverage Products)          11       $    1,696
--------------------------------------------------------------------------------
Total Foreign Stocks                                                  $   42,141
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,016,698)                            $1,044,585
--------------------------------------------------------------------------------

Short-Term Obligations - 7.2%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 8/02/99, at
      Amortized Cost                                      $  85       $   84,988
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,101,686)                       $1,129,573

Other Assets, Less Liabilities - 4.1%                                     48,055
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $1,177,628
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 1999

MFS STRATEGIC VALUE FUND

Stocks - 93.1%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 88.7%
  Aerospace - 3.4%
    Lockheed-Martin Corp.                                   350       $   12,184
    Raytheon Co., "A"                                       200           13,900
    TRW, Inc.                                               355           18,970
    United Technologies Corp.                               350           23,341
                                                                      ----------
                                                                      $   68,395
--------------------------------------------------------------------------------
  Automotive - 1.7%
    Delphi Automotive Systems Corp.                         700       $   12,600
    Federal-Mogul Corp.                                     244           11,834
    Ford Motor Co.                                          200            9,725
                                                                      ----------
                                                                      $   34,159
--------------------------------------------------------------------------------
  Banks and Credit Companies - 5.0%
    Bank America Corp.                                      310       $   20,576
    Bank of New York Co., Inc.                              470           17,361
    BankBoston Corp.                                        139            6,524
    Chase Manhattan Corp.                                   180           13,838
    PNC Bank Corp.                                          550           29,081
    Wells Fargo Co.                                         360           14,040
                                                                      ----------
                                                                      $  101,420
--------------------------------------------------------------------------------
  Building - 0.5%
    Sherwin Williams Co.                                    350       $    9,450
--------------------------------------------------------------------------------
  Business Machines - 2.0%
    Hewlett-Packard Co.                                     135       $   14,133
    International Business Machines Corp.                   110           13,826
    Motorola, Inc.                                          145           13,231
                                                                      ----------
                                                                      $   41,190
--------------------------------------------------------------------------------
  Cellular Telephones - 1.1%
    Telephone & Data Systems, Inc.                          300       $   22,313
--------------------------------------------------------------------------------
  Chemicals - 1.3%
    Engelhard Corp.                                         600       $   13,387
    Rohm & Haas Co.                                         315           13,427
                                                                      ----------
                                                                      $   26,814
--------------------------------------------------------------------------------
  Coal - 0.3%
    CONSOL Energy, Inc.*                                    600       $    6,675
--------------------------------------------------------------------------------
  Conglomerates - 3.3%
    AlliedSignal, Inc.                                      422       $   27,298
    Eastern Enterprises Co.                                 360           14,017
    Tyco International Ltd.                                 260           25,399
                                                                      ----------
                                                                      $   66,714
--------------------------------------------------------------------------------
  Consumer Goods and Services - 3.1%
    Clorox Co.                                              140       $   15,680
    Fortune Brands, Inc.                                    453           17,893
    Newell Rubbermaid, Inc.                                 244           10,553
    Procter & Gamble Co.                                    200           18,100
                                                                      ----------
                                                                      $   62,226
--------------------------------------------------------------------------------
  Containers - 0.5%
    Owens Illinois, Inc.*                                   400       $    9,975
--------------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Cooper Industries, Inc.                                 310       $   17,011
    Emerson Electric Co.                                    267           15,936
    Honeywell, Inc.                                          50            5,991
                                                                      ----------
                                                                      $   38,938
--------------------------------------------------------------------------------
  Energy - 0.9%
    BJ Services Co.*                                        600       $   18,338
--------------------------------------------------------------------------------
  Entertainment - 3.9%
    Disney (Walt) Co.                                       410       $   11,326
    Harrah's Entertainment, Inc.*                           825           17,583
    Hearst-Argyle Television, Inc.*                         483           11,954
    MediaOne Group, Inc.*                                   314           22,726
    Young Broadcasting, Inc., "A"*                          300           15,900
                                                                      ----------
                                                                      $   79,489
--------------------------------------------------------------------------------
  Financial Institutions - 4.1%
    American Express Co.                                    100       $   13,175
    Associates First Capital Corp., "A"                     435           16,666
    Citigroup, Inc.                                         330           14,706
    Edwards (A.G.), Inc.                                    360            9,945
    Federal Home Loan Mortgage Corp.                        279           16,008
    Merrill Lynch & Co., Inc.                               100            6,806
    State Street Corp.                                      100            7,087
                                                                      ----------
                                                                      $   84,393
--------------------------------------------------------------------------------
  Food and Beverage Products - 3.3%
    Anheuser-Busch Cos., Inc.                               244       $   19,261
    Archer-Daniels-Midland Co.                            1,350           18,900
    Nabisco Holdings Corp., "A"                             325           13,528
    Ralston-Ralston Purina Co.                              510           15,268
                                                                      ----------
                                                                      $   66,957
--------------------------------------------------------------------------------
  Forest and Paper Products - 2.0%
    Bowater, Inc.                                           400       $   19,900
    Champion International Corp.                            214           11,074
    International Paper Co.                                 180            9,203
                                                                      ----------
                                                                      $   40,177
--------------------------------------------------------------------------------
  Insurance - 8.6%
    Allstate Corp.                                          675       $   23,963
    American International Group, Inc.                       50            5,806
    Chubb Corp.                                             270           16,149
    CIGNA Corp.                                             300           26,456
    Equitable Cos., Inc.                                    360           23,130
    Hartford Financial Services Group, Inc.                 400           21,600
    Lincoln National Corp.                                  400           20,000
    Nationwide Financial Services, Inc., "A"                400           17,250
    ReliaStar Financial Corp.                               273           12,387
    St. Paul Cos., Inc.                                     300            9,338
                                                                      ----------
                                                                      $  176,079
--------------------------------------------------------------------------------
  Machinery - 0.8%
    Eaton Corp.                                             157       $   15,533
--------------------------------------------------------------------------------
  Media - 0.4%
    A.H. Belo Corp.                                         360       $    7,268
--------------------------------------------------------------------------------
  Medical and Health Products - 0.4%
    American Home Products Corp.                            122       $    6,222
    Becton, Dickinson & Co.                                 100            2,744
                                                                      ----------
                                                                      $    8,966
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.8%
    Columbia/HCA Healthcare Corp.                           244       $    5,429
    Genesis Health Ventures, Inc.*                        1,443            3,788
    Health Management Associates, Inc., "A"*              2,000           16,500
    HEALTHSOUTH Corp.*                                      500            6,125
    United HealthCare Corp.                                 400           24,400
                                                                      ----------
                                                                      $   56,242
--------------------------------------------------------------------------------
  Oil Services - 1.4%
    Cooper Cameron Corp.*                                   314       $   11,382
    Noble Drilling Corp.*                                   750           17,016
                                                                      ----------
                                                                      $   28,398
--------------------------------------------------------------------------------
  Oils - 10.8%
    Apache Corp.                                            550       $   23,341
    Atlantic Richfield Co.                                   46            4,143
    Chevron Corp.                                           185           16,881
    Coastal Corp.                                           900           35,606
    Conoco, Inc., "A"                                       600           15,638
    Devon Energy Corp.                                      400           14,725
    Mobil Corp.                                             255           26,074
    Newfield Exploration Co.*                               540           15,626
    Occidental Petroleum Corp.                              662           12,950
    Phillips Petroleum Co.                                  235           12,058
    Unocal Corp.                                            440           17,463
    Vastar Resources, Inc.                                  400           26,150
                                                                      ----------
                                                                      $  220,655
--------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Gannett Co., Inc.                                       115       $    8,309
--------------------------------------------------------------------------------
  Railroads - 1.7%
    Burlington Northern Santa Fe Railway Co.                665       $   21,280
    Wisconsin Central Transportation Corp.*                 735           13,138
                                                                      ----------
                                                                      $   34,418
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Arden Realty, Inc.                                      460       $   10,867
    TriNet Corporate Realty Trust, Inc.                     179            4,632
                                                                      ----------
                                                                      $   15,499
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.2%
    Hilton Hotels Corp.                                     700       $    9,144
    McDonald's Corp.                                        525           21,886
    Promus Hotel Corp.*                                     500           13,469
                                                                      ----------
                                                                      $   44,499
--------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Albertsons, Inc.                                        256       $   12,720
    Kroger Co.*                                             488           12,840
                                                                      ----------
                                                                      $   25,560
--------------------------------------------------------------------------------
  Telecommunications - 5.4%
    Bell Atlantic Corp.                                      93       $    5,929
    CenturyTel, Inc.                                        400           17,100
    GTE Corp.                                               575           42,370
    Intermedia Communications, Inc.*                        565           15,573
    SBC Communications, Inc.                                255           14,583
    Sprint Corp.                                            300           15,506
                                                                      ----------
                                                                      $  111,061
--------------------------------------------------------------------------------
  Transportation - 0.5%
    Union Pacific Corp.                                     175       $    9,505
--------------------------------------------------------------------------------
  Utilities - Electric - 4.8%
    BEC Energy                                              120       $    5,115
    Carolina Power & Light Co.                              400           16,450
    CMS Energy Corp.                                        500           18,687
    Duke Energy Corp.                                       284           15,034
    FirstEnergy Corp.                                       450           12,853
    Peco Energy Co.                                         273           11,568
    Pinnacle West Capital Corp.                             344           13,739
    Texas Utilities Co.                                     120            5,093
                                                                      ----------
                                                                      $   98,539
--------------------------------------------------------------------------------
  Utilities - Gas - 8.2%
    Columbia Energy Group                                   540       $   32,130
    Dynegy, Inc.                                            843           20,232
    El Paso Energy Corp.                                    168            6,017
    Midcoast Energy Resources, Inc.                         604           10,268
    National Fuel Gas Co.                                   350           16,428
    Public Service Company, Inc.                            418           12,514
    Sonat, Inc.                                             480           16,890
    Union Pacific Resources Group, Inc.                   1,030           18,347
    Williams Cos., Inc.                                     280           11,777
    Yankee Energy Systems, Inc.                             582           23,389
                                                                      ----------
                                                                      $  167,992
--------------------------------------------------------------------------------
Total U.S. Stocks                                                     $1,806,146
--------------------------------------------------------------------------------
Foreign Stocks - 4.4%
  Bermuda - 0.7%
    Xl Capital Ltd. (Insurance)                             280       $   14,700
--------------------------------------------------------------------------------
  Canada - 0.7%
    Abitibi-Consolidated, Inc. (Forest and
      Paper Products)                                       567       $    6,379
    Canadian National Railway Co. (Railroads)               125            8,375
                                                                      ----------
                                                                      $   14,754
--------------------------------------------------------------------------------
  Ireland - 1.4%
    Bank of Ireland (Banks and Credit Cos.)*              1,100       $   10,355
    Jefferson Smurfit Group PLC, ADR (Containers)           599           17,333
                                                                      ----------
                                                                      $   27,688
--------------------------------------------------------------------------------
  Japan - 0.6%
    Nippon Telegraph & Telephone Corp. (Utilities -
      Telephone)                                            175       $   10,992
--------------------------------------------------------------------------------
  Singapore - 0.2%
    Asia Pulp & Paper Co. Ltd., ADR (Consumer Goods and
      Services)*                                            484       $    3,690
--------------------------------------------------------------------------------
  United Kingdom - 0.8%
    BP Amoco PLC, ADR (Oils)                                145       $   16,802
--------------------------------------------------------------------------------
Total Foreign Stocks                                                  $   88,626
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,767,366)                            $1,894,772
--------------------------------------------------------------------------------

Convertible Preferred Stock - 0.4%
--------------------------------------------------------------------------------
U.S. Stocks - 0.4%
  Consumer Goods and Services - 0.3%
    Newell Financial Trust I, 5.25%                           5       $      261
    Newell Financial Trust I, 5.25%*##                      100            5,219
                                                                      ----------
                                                                      $    5,480
--------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Energy Capital Trust I, 4.75%                    50       $    2,469
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
  (Identified Cost, $8,424)                                           $    7,949
--------------------------------------------------------------------------------

Convertible Bond - 0.6%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
U.S. Bonds - 0.6%
  Financial Services - 0.6%
    Bell Atlantic Financial Services, Inc.,
    4.25s, 2005## (Identified Cost, $13,377)              $  12       $   13,320
--------------------------------------------------------------------------------

Short-Term Obligations - 4.2%
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 8/02/99, at
      Amortized Cost                                      $  85       $   84,988
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,874,155)                       $2,001,029

Other Assets, Less Liabilities - 1.7%                                     34,290
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $2,035,319
--------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------
                                                           EMERGING
                                                            MARKETS        SMALL CAP        STRATEGIC
JULY 31, 1999                                             DEBT FUND       VALUE FUND       VALUE FUND
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,018,955, $1,101,686 and $1,874,155,
    respectively)                                        $1,028,501       $1,129,573       $2,001,029
  Cash                                                          944           14,694            2,992
  Foreign currency, at value (identified cost, $0,             --
    $402 and $109, respectively)
                                                                                 399               99
  Receivable for investments sold                            91,053              481           20,474
  Receivable for Fund shares sold                              --             44,786           24,482
  Receivable from investment adviser                             97             --               --
  Interest and dividends receivable                          22,636              261            1,638
                                                         ----------       ----------       ----------
      Total assets                                       $1,143,231       $1,190,194       $2,050,714
                                                         ----------       ----------       ----------
Liabilities:
  Payable for Fund shares reacquired                     $     --         $     --         $      750
  Payable for investments purchased                          38,303           12,485           14,507
  Payable for daily variation margin on open
    futures contracts                                           281             --               --
  Net payable for forward foreign currency exchange
    contracts to sell                                            17             --               --
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements              487             --               --
  Accrued expenses and other liabilities                         73               81              138
                                                         ----------       ----------       ----------
      Total liabilities                                  $   39,161       $   12,566       $   15,395
                                                         ----------       ----------       ----------
Net assets                                               $1,104,070       $1,177,628       $2,035,319
                                                         ==========       ==========       ==========
Net assets consist of:
  Paid-in capital                                        $1,240,366       $1,058,969       $1,695,646
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                        9,703           27,882          126,862
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                           (206,669)          90,777          208,165
  Accumulated undistributed net investment income            60,670             --              4,646
                                                         ----------       ----------       ----------
      Total                                              $1,104,070       $1,177,628       $2,035,319
                                                         ==========       ==========       ==========
Shares of beneficial interest outstanding:
  Class A                                                   119,430           23,445           56,745
  Class I                                                    10,097           79,620           86,177
                                                         ----------       ----------       ----------
      Total shares of beneficial interest
        outstanding                                         129,527          103,065          142,922
                                                         ==========       ==========       ==========
Net assets
  Class A                                                $1,018,011       $  268,016       $  808,877
  Class I                                                    86,059          909,612        1,226,442
                                                         ----------       ----------       ----------
      Total net assets                                   $1,104,070       $1,177,628       $2,035,319
                                                         ==========       ==========       ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                          $8.52           $11.43           $14.25
                                                            =====           ======           ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                          $8.52           $11.42           $14.23
                                                            =====           ======           ======

See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------------------------------------
                                                             EMERGING
                                                              MARKETS       SMALL CAP       STRATEGIC
YEAR ENDED JULY 31, 1999                                    DEBT FUND      VALUE FUND      VALUE FUND
--------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                             $  104,021       $    2,531       $    2,277
    Dividends                                                  --              6,511           15,996
    Foreign taxes withheld                                     --                (74)            (179)
                                                         ----------       ----------       ----------
      Total investment income                            $  104,021       $    8,968       $   18,094
                                                         ----------       ----------       ----------
  Expenses -
    Management fee                                       $    7,617       $    8,120       $    7,902
    Shareholder servicing agent fee                             969              974            1,108
    Distribution and service fee (Class A)                    3,018            1,107            2,389
    Administrative fee                                          164              166              186
    Custodian fee                                             5,878            4,710            4,736
    Printing                                                   --              8,848            5,003
    Postage                                                     208              439              443
    Auditing fees                                            18,720           12,766           12,766
    Legal fees                                                4,384            3,392            2,613
    Registration fee                                          2,200            2,240            2,000
    Miscellaneous                                               550              530              989
                                                         ----------       ----------       ----------
      Total expenses                                     $   43,708       $   43,292       $   40,135
    Fees paid indirectly                                       (679)            (303)            (226)
    Reduction of expenses by investment adviser and
      distributor                                           (29,722)         (31,260)         (26,737)
                                                         ----------       ----------       ----------
      Net expenses                                       $   13,307       $   11,729       $   13,172
                                                         ----------       ----------       ----------
        Net investment income (loss)                     $   90,714       $   (2,761)      $    4,922
                                                         ----------       ----------       ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                              $ (199,475)      $   93,860       $  208,368
    Futures transactions                                     (3,648)            --               --
    Foreign currency transactions                               630              (36)             (69)
                                                         ----------       ----------       ----------
      Net realized gain (loss) on investments and
        foreign currency transactions                    $ (202,493)      $   93,824       $  208,299
                                                         ----------       ----------       ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                          $   75,012       $   85,323       $  127,070
    Futures contracts                                           662             --               --
    Translation of assets and liabilities in foreign
      currencies                                             (1,318)              41              (12)
                                                         ----------       ----------       ----------
      Net unrealized gain on investments and foreign
        currency translation                             $   74,356       $   85,364       $  127,058
                                                         ----------       ----------       ----------
        Net realized and unrealized gain (loss) on
          investments and
          foreign currency                               $ (128,137)      $  179,188       $  335,357
                                                         ----------       ----------       ----------
          Increase (decrease) in net assets from
             operations                                  $  (37,423)      $  176,427       $  340,279
                                                         ==========       ==========       ==========

See notes to financial statements.

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
EMERGING MARKETS DEBT FUND                                      JULY 31, 1999    JULY 31, 1998*
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $   90,714        $   24,606
  Net realized loss on investments and foreign currency
    transactions                                                     (202,493)           (1,669)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               74,356           (64,653)
                                                                   ----------        ----------
      Decrease in net assets from operations                       $  (37,423)       $  (41,716)
                                                                   ----------        ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $  (56,343)       $     --
  From net investment income (Class I)                                   (814)             --
                                                                   ----------        ----------
      Total distributions declared to shareholders                 $  (57,157)       $     --
                                                                   ----------        ----------
Net increase in net assets from Fund share transactions            $  238,905        $1,001,461
                                                                   ----------        ----------
      Total increase in net assets                                 $  144,325        $  959,745
Net assets:
  At beginning of period                                              959,745              --
                                                                   ----------        ----------
  At end of period (including accumulated undistributed
    net investment income of $60,670 and $26,483,
    respectively)                                                  $1,104,070        $  959,745
                                                                   ==========        ==========

* For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.

See notes to financial statements.

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
SMALL CAP VALUE FUND                                            JULY 31, 1999    JULY 31, 1998*
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                     $   (2,761)       $      354
  Net realized gain on investments and foreign currency
    transactions                                                       93,824            54,961
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               85,364           (57,482)
                                                                   ----------        ----------
      Increase (decrease) in net assets from operations            $  176,427        $   (2,167)
                                                                   ----------        ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $     (110)       $     --
  From net investment income (Class I)                                   (167)             --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                   (21,973)             --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (33,239)             --
                                                                   ----------        ----------
      Total distributions declared to shareholders                 $  (55,489)       $     --
                                                                   ----------        ----------
Net increase in net assets from Fund share transactions            $  152,627        $  906,230
                                                                   ----------        ----------
      Total increase in net assets                                 $  273,565        $  904,063
Net assets:
  At beginning of period                                              904,063              --
                                                                   ----------        ----------
  At end of period (including accumulated undistributed
    net investment income of $0 and $277, respectively)            $1,177,628        $  904,063
                                                                   ==========        ==========

* For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.

See notes to financial statements.

Statements of Changes in Net Assets - continued
-----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
STRATEGIC VALUE FUND                                            JULY 31, 1999    JULY 31, 1998*
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $    4,922        $    3,053
  Net realized gain on investments and foreign currency
    transactions                                                      208,299            35,585
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              127,058              (196)
                                                                   ----------        ----------
      Increase in net assets from operations                       $  340,279        $   38,442
                                                                   ----------        ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $   (2,574)       $     --
  From net investment income (Class I)                                   (615)             --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                   (28,888)             --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (6,903)             --
                                                                   ----------        ----------
      Total distributions declared to shareholders                 $  (38,980)       $     --
                                                                   ----------        ----------
Net increase in net assets from Fund share transactions            $  983,132        $  712,446
                                                                   ----------        ----------
      Total increase in net assets                                 $1,284,431        $  750,888
Net assets:
  At beginning of period                                              750,888              --
                                                                   ----------        ----------
  At end of period (including accumulated undistributed
    net investment income of $4,646 and $3,050,
    respectively)                                                  $2,035,319        $  750,888
                                                                   ==========        ==========

* For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                        EMERGING MARKETS DEBT FUND
---------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED         PERIOD ENDED             YEAR ENDED       PERIOD ENDED
                                               JULY 31, 1999       JULY 31, 1998*          JULY 31, 1999     JULY 31, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                     CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 9.58               $10.00                 $ 9.58             $10.00
                                                      ------               ------                 ------             ------
Income from investment operations# -
  Net investment income(S)                            $ 0.81               $ 0.25                 $ 0.78             $ 0.25
  Net realized and unrealized loss on
    investments and foreign currency
    transactions                                       (1.31)               (0.67)                 (1.28)             (0.67)
                                                      ------               ------                 ------             ------
      Total from investment operations                $(0.50)              $(0.42)                $(0.50)            $(0.42)
                                                      ------               ------                 ------             ------
Less distributions declared to shareholders
  from net investment income                          $(0.56)              $ --                   $(0.56)            $ --
                                                      ------               ------                 ------             ------
Net asset value - end of period                       $ 8.52               $ 9.58                 $ 8.52             $ 9.58
                                                      ======               ======                 ======             ======
Total return                                           (4.06)%              (4.20)%++              (4.07)%            (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.56%                1.70%+                 1.56%              1.70%+
  Net investment income                                10.09%                6.65%+                10.15%              6.92%+
Portfolio turnover                                       449%                  68%                   449%                68%
Net assets at end of period (000 omitted)             $1,018               $  959                 $   86             $    1

(S) Prior to July 1, 1999, subject to reimbursement by the Fund, the investment adviser agreed to pay the expenses of the
    Fund, exclusive of management and distribution fees. The Fund in turn pays a reimbursement fee of 1.65% of average daily net assets. Effective July 1, 1999, MFS has temporarily agreed to waive their rights to receive the reimbursement fee.
    The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                           $ 0.54               $ 0.06                 $ 0.55             $ 0.07
      Ratios (to average net assets):
        Expenses##                                      4.88%                6.89%+                 4.53%              6.54%+
        Net investment income                           6.77%                1.46%+                 7.18%              2.08%+

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

  See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                           SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED         PERIOD ENDED             YEAR ENDED       PERIOD ENDED
                                               JULY 31, 1999       JULY 31, 1998*          JULY 31, 1999     JULY 31, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                     CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $10.02               $10.00                 $10.02             $10.00
                                                      ------               ------                 ------             ------
Income from investment operations# -
  Net investment income (loss)(S)                     $(0.03)              $ 0.01                 $(0.03)            $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                        2.04                 0.01                   2.03               0.01
                                                      ------               ------                 ------             ------
      Total from investment operations                $ 2.01               $ 0.02                 $ 2.00             $ 0.02
                                                      ------               ------                 ------             ------
Less distributions declared to shareholders -
  From net investment income                          $ --  **             $ --                   $ --  **           $ --
  From net realized gain on investments and
    foreign currency transactions                      (0.60)                --                    (0.60)              --
                                                      ------               ------                 ------             ------
      Total distributions declared to
        shareholders                                  $(0.60)              $ --                   $(0.60)            $ --
                                                      ------               ------                 ------             ------
Net asset value - end of period                       $11.43               $10.02                 $11.42             $10.02
                                                      ======               ======                 ======             ======
Total return                                           21.89%                0.10%++               21.79%              0.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.34%                1.32%+                 1.34%              1.32%+
  Net investment income (loss)                         (0.31)%               0.13%+                (0.31)%             0.10%+
Portfolio turnover                                       127%                  67%                   127%                67%
Net assets at end of period (000 omitted)             $  268               $  418                 $  910             $  486

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution fees, at not more than 1.30% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees, for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment loss                             $(0.33)              $(0.28)                $(0.31)            $(0.26)
      Ratios (to average net assets):
        Expenses##                                      5.04%                8.71%+                 4.69%              8.36%+
        Net investment loss                            (4.01)%              (7.26)%+               (3.66)%            (6.94)%+

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
 ** Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

  See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                          STRATEGIC VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED         PERIOD ENDED             YEAR ENDED       PERIOD ENDED
                                               JULY 31, 1999       JULY 31, 1998*          JULY 31, 1999     JULY 31, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                   CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $10.66               $10.00                 $10.65             $10.00
                                                      ------               ------                 ------             ------
Income from investment operations# -
  Net investment income(S)                            $ 0.05               $ 0.05                 $ 0.05             $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency                    4.08                 0.61                   4.07               0.60
                                                      ------               ------                 ------             ------
      Total from investment operations                $ 4.13               $ 0.66                 $ 4.12             $ 0.65
                                                      ------               ------                 ------             ------
Less distributions declared to shareholders -
  From net investment income                          $(0.04)              $ --                   $(0.04)            $ --
  From net realized gain on investments and
    foreign currency transactions                      (0.50)                --                    (0.50)              --
                                                      ------               ------                 ------             ------
      Total distributions declared to
        shareholders                                  $(0.54)              $ --                   $(0.54)            $ --
                                                      ------               ------                 ------             ------
Net asset value - end of period                       $14.25               $10.66                 $14.23             $10.65
                                                      ======               ======                 ======             ======
Total return                                           40.45%                6.70%++               40.52%              6.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.27%                1.25%+                 1.27%              1.25%+
  Net investment income                                 0.45%                1.22%+                 0.45%              1.19%+
Portfolio turnover                                       131%                  48%                   131%                48%
Net assets at end of period (000 omitted)             $  809               $  585                 $1,226             $  166

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution fees, at not more than 1.25% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment loss                             $(0.26)             $(0.23)               $(0.24)            $(0.25)
      Ratios (to average net assets):
        Expenses##                                      3.93%               8.58%+                3.58%              8.23%+
        Net investment loss                            (2.21)%             (6.10)%+              (1.86)%            (5.78)%+

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Small Cap Value Fund and Strategic Value Fund are each a diversified series of MFS Series Trust X (the Trust). The Emerging Markets Debt Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Emerging Markets Debt Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Emerging Markets Debt Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended July 31, 1999, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and net investment losses. These changes had no effect on the net assets or net asset values per share.

                             EMERGING MARKETS        SMALL CAP        STRATEGIC
INCREASE (DECREASE)                 DEBT FUND       VALUE FUND       VALUE FUND
-------------------------------------------------------------------------------
Paid-in capital                          $ --          $   112            $  68
Accumulated undistributed net realized
  gain (loss) on investments and
  foreign currency transactions          (630)          (2,873)              69
Accumulated undistributed net
  investment income (loss)                630            2,761             (137)

At July 31, 1999, the Emerging Markets Debt Fund had a capital loss carryforward of $149,666 for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2007, ($149,089), and July 31, 2006, ($577).

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85%, 0.90%, and 0.75% of average daily net assets of the Emerging Market Debt Fund, the Small Cap Value Fund, and the Strategic Value Fund, respectively. The investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.65%, 1.30% and 1.25% of average daily net assets of the Emerging Markets Debt Fund, the Small Cap Value Fund and the Strategic Value Fund, respectively. Effective July 1, 1999, MFS has voluntarily agreed to waive their right to receive the reimbursement fee and for the period from July 1, 1999 through July 31, 1999, MFS did not impose the reimbursement fee of $1,433 for the Emerging Markets Debt Fund. To the extent that the expense reimbursement fee exceeds a Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 1999, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

         EMERGING MARKETS                   SMALL CAP                STRATEGIC
                DEBT FUND                  VALUE FUND               VALUE FUND
------------------------------------------------------------------------------
                  $32,414                     $40,435                  $32,081

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each Fund for the year ended July 31, 1999.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of the Fund during the year ended July 31, 1999.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                            EMERGING MARKETS         SMALL CAP         STRATEGIC
                                   DEBT FUND        VALUE FUND        VALUE FUND
--------------------------------------------------------------------------------
Purchases
Investments (non-U.S.
  government securities)          $3,992,772        $1,190,515        $2,164,322
                                  ----------        ----------        ----------
Sales
Investments (non-U.S.
  government securities)          $3,691,108        $1,073,130        $1,332,660
                                  ----------        ----------        ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                             EMERGING MARKETS        SMALL CAP        STRATEGIC
                                    DEBT FUND       VALUE FUND       VALUE FUND
-------------------------------------------------------------------------------
Aggregate cost                     $1,026,293       $1,102,202       $1,882,610
                                   ----------       ----------       ----------
Gross unrealized appreciation      $   40,536       $  128,313       $  171,883
Gross unrealized depreciation         (38,328)        (100,942)         (53,464)
                                   ----------       ----------       ----------
    Net unrealized appreciation    $    2,208       $   27,371       $  118,419
                                   ==========       ==========       ==========

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                          EMERGING MARKETS DEBT FUND
                                  -------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                     JULY 31, 1999          JULY 31, 1998*
                                  -------------------    --------------------
                                  SHARES       AMOUNT     SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                       12,476   $  107,761    100,021   $1,000,210
Shares issued to shareholders
  in reinvestment of
  distributions                    7,532       56,340      --          --
Shares reacquired                   (599)      (4,999)     --              (2)
                                  ------   ----------    -------   ----------
    Net increase                  19,409   $  159,102    100,021   $1,000,208
                                  ======   ==========    =======   ==========
* For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.

Class I Shares
                                          EMERGING MARKETS DEBT FUND
                                  -------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                     JULY 31, 1999          JULY 31, 1998*
                                  -------------------    --------------------
                                  SHARES       AMOUNT     SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                       11,715   $   94,980        212   $    2,100
Shares issued to shareholders
  in reinvestment of
  distributions                      108          811       --          --
Shares reacquired                 (1,852)     (15,988)       (86)        (847)
                                  ------   ----------    -------     --------
    Net increase                   9,971   $   79,803        126   $    1,253
                                  ======   ==========    =======   ==========

Class A Shares
                                             SMALL CAP VALUE FUND
                                  -------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                     JULY 31, 1999          JULY 31, 1998*
                                  -------------------    --------------------
                                  SHARES       AMOUNT     SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                        3,652   $   34,565     54,402   $  548,209
Shares issued to shareholders
  in reinvestment of
  distributions                    2,461       22,074      --          --
Shares reacquired                (24,428)    (223,753)   (12,642)    (131,214)
                                  ------   ----------    -------   ----------
    Net increase (decrease)      (18,315)  $ (167,114)    41,760   $  416,995
                                  ======   ==========    =======   ==========

Class I Shares
                                             SMALL CAP VALUE FUND
                                  -------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                     JULY 31, 1999          JULY 31, 1998*
                                  -------------------    --------------------
                                  SHARES       AMOUNT     SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                       34,369   $  352,422     49,168   $  496,434
Shares issued to shareholders
  in reinvestment of
  distributions                    3,728       33,403      --          --
Shares reacquired                 (6,966)     (66,084)      (679)      (7,199)
                                  ------   ----------    -------   ----------
    Net increase                  31,131   $  319,741     48,489   $  489,235
                                  ======   ==========    =======   ==========

Class A Shares
                                             STRATEGIC VALUE FUND
                                  -------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                     JULY 31, 1999          JULY 31, 1998*
                                  -------------------    --------------------
                                  SHARES       AMOUNT     SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                        5,430   $   64,881     55,362   $  557,894
Shares issued to shareholders
  in reinvestment of
  distributions                    2,982       31,459      --          --
Shares reacquired                 (6,555)     (90,758)      (474)      (4,991)
                                  ------   ----------    -------   ----------
    Net increase                   1,857   $    5,582     54,888   $  552,903
                                  ======   ==========    =======   ==========

Class I Shares
                                             STRATEGIC VALUE FUND
                                  -------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                     JULY 31, 1999          JULY 31, 1998*
                                  -------------------    --------------------
                                  SHARES       AMOUNT     SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                       75,461   $1,031,568     15,558   $  159,668
Shares issued to shareholders
  in reinvestment of
  distributions                      713        7,516      --          --
Shares reacquired                 (5,544)     (61,534)       (11)        (125)
                                  ------   ----------    -------   ----------
    Net increase                  70,630   $  977,550     15,547   $  159,543
                                  ======   ==========    =======   ==========

* For the period from the commencement of each Fund's investment operations, March 17, 1998, through July 31, 1998.

(6) Line of Credit
Each Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Fund for the year ended July 31, 1999, are as follows:

         EMERGING MARKETS                 SMALL CAP              STRATEGIC
                DEBT FUND                VALUE FUND             VALUE FUND
       -------------------------------------------------------------------
                       $6                        $5                     $1

The Funds had no significant borrowings during the year.

(7) Financial Instruments
Each Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

EMERGING MARKETS DEBT FUND

                                                             CONTRACTS                            CONTRACTS      NET UNREALIZED
                                SETTLEMENT DATE             TO DELIVER     IN EXCHANGE FOR         AT VALUE        DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Sales                                   5/03/00           HKD  391,965             $50,000          $50,017                $(17)
                                                                                   -------          -------                ----

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $487 with Deutsche Bank.

At July 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

EMERGING MARKETS DEBT FUND

                                                                                                                      UNREALIZED
DESCRIPTION                                                    EXPIRATION         CONTRACTS         POSITION        APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 5 Year Futures                         September 1999                 2             Long                $662
                                                                                                                            ----

At July 31, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Emerging Markets Debt Fund may invest up to 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 1999, the Emerging Markets Debt Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 9.40% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by the Trustees.

                                                                                    SHARE/PAR
DESCRIPTION                                             DATE OF ACQUISITION            AMOUNT             COST            VALUE
-------------------------------------------------------------------------------------------------------------------------------
Algeria Tranche, 6s, 2010                                 5/12/99 - 7/08/99            55,000          $30,367         $ 35,475
Kingdom of Morocco, 5.906s, 2009                          8/26/98 - 5/04/99            42,298           32,201           34,579
Russia Principal Loans, 6.063s, 2009                      5/06/99 - 6/29/99           300,000           27,307           33,750
                                                                                                                       --------
                                                                                                                       $103,804
                                                                                                                       ========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund, MFS Small Cap Value Fund, and MFS Strategic Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS Emerging Markets Debt Fund, MFS Small Cap Value Fund, and MFS Strategic Value Fund, including the schedules of portfolio investments, as of July 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights the year then ended and for the period from March 17, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Emerging Markets Debt Fund, MFS Small Cap Value Fund, and MFS Strategic Value Fund at July 31, 1999, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for the year then ended and for the period from March 17, 1998 (commencement of operations) to July 31, 1998, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP
Boston, Massachusetts
September 9, 1999


                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

For the year ended July 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 1.74% and 9.85%, respectively, for the Small Cap Value and Strategic Value Funds.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) EMERGING MARKETS DEBT FUND

MFS(R) SMALL CAP VALUE FUND

MFS(R) STRATEGIC VALUE FUND

[logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 INC-2 9/99 2.8M